                                                                    EXHIBIT 99.1

                             JOINT FILING AGREEMENT

       In accordance with the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of any filing required by such party under Section 16 of the Exchange Act or any rule or regulation thereunder (including any and all amendments thereto) with respect to the common stock, par value $0.01 per share, of Charah Solutions, Inc. and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of March 26, 2020.

                                      BCP ENERGY SERVICES UGP, LLC

                                      By:    /s/ Jeffrey Jenkins
                                             ----------------------------------
                                      Name:  Jeffrey Jenkins
                                      Title: Authorized Signatory

                                      BCP ENERGY SERVICES FUND GP, LP
                                      By: BCP Energy Services Fund UGP, LLC, its
                                      general partner

                                      By:    /s/ Jeffrey Jenkins
                                             ----------------------------------
                                      Name:  Jeffrey Jenkins
                                      Title: Authorized Signatory

                                      CHARAH PREFERRED STOCK
                                      AGGREGATOR, LP
                                      By: Charah Preferred Stock Aggregator GP,
                                      LLC, its general partner

                                      By:    /s/ Jeffrey Jenkins
                                             ----------------------------------
                                      Name:  Jeffrey Jenkins
                                      Title: Authorized Signatory

                                      CHARAH PREFERRED STOCK
                                      AGGREGATOR GP, LLC
                                      By: BCP Energy Services Fund GP, LP, its
                                      general partner
                                      By: BCP Energy Services Fund UGP, LLC,
                                      its general partner

                                      By:    /s/ Jeffrey Jenkins
                                             ----------------------------------
                                      Name:  Jeffrey Jenkins
                                      Title: Authorized Signatory

                                      BCP ENERGY SERVICES FUND-A, LP
                                      By: BCP Energy Services Fund GP, LP, its
                                      general partner
                                      By: BCP Energy Services Fund UGP, LLC, its
                                      general partner

                                      By:    /s/ Jeffrey Jenkins
                                             ----------------------------------
                                      Name:  Jeffrey Jenkins
                                      Title: Authorized Signatory

                                      BCP ENERGY SERVICES FUND, LP
                                      By: BCP Energy Services Fund GP, LP, its
                                      general partner
                                      By: BCP Energy Services Fund UGP, LLC, its
                                      general partner

                                      By:    /s/ Jeffrey Jenkins
                                             ----------------------------------
                                      Name:  Jeffrey Jenkins
                                      Title: Authorized Signatory

                                      CHARAH HOLDINGS GP LLC

                                      By:    /s/ Mark Spender
                                             ----------------------------------
                                      Name:  Mark Spender
                                      Title: Authorized Signatory

                                      CHARAH HOLDINGS LP
                                      By: Charah Holdings GP LLC, its general
                                      partner

                                      By:    /s/ Mark Spender
                                             ----------------------------------
                                      Name:  Mark Spender
                                      Title: Authorized Signatory

                                      JAMES M. BERNHARD JR.

                                      By:    /s/ Jeffrey Jenkins
                                             ----------------------------------
                                      Name:  Jeffrey Jenkins
                                      Title: Attorney-in-fact

                                      JEFFERY SCOTT JENKINS

                                      By:    /s/ Jeffrey Jenkins
                                             ----------------------------------
                                      Name:  Jeffrey Jenkins